DREYFUS PREMIER STATE MUNICIPAL BOND FUND
NEW JERSEY SERIES
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

           As a shareholder of the New Jersey Series (the "Series") of Dreyfus Premier State Municipal Bond Fund (the "Trust"), you are being asked to vote on a Plan of Reorganization for the Series under which all of the Series' assets would be transferred in a tax-free reorganization to Dreyfus New Jersey Municipal Bond Fund, Inc. (the "Acquiring Fund"), in exchange for shares of the Acquiring Fund. If the Plan of Reorganization is approved and consummated for the Series, you would no longer be a shareholder of the Series, but would become a shareholder of the Acquiring Fund which has substantially similar investment objectives and management policies as the Series.

           Shareholders who do not wish to participate in the proposed Reorganization may redeem their shares and any contingent deferred sales charge applicable upon redemption of such shares will be waived. In addition, any sales load deducted at the time of purchase of Series shares by shareholders on or after January 1, 2000 will be reimbursed to such shareholders by The Dreyfus Corporation.

           AFTER CAREFUL REVIEW, THE TRUST'S BOARD MEMBERS HAVE APPROVED THE PROPOSED REORGANIZATION. THE TRUST'S BOARD MEMBERS BELIEVE THAT THE PROPOSAL SET FORTH IN THE NOTICE OF MEETING FOR THE SERIES IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

           Your vote is important. PLEASE TAKE A MOMENT TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. The Trust, on behalf of the Series, also may solicit proxies by letter or telephone. Voting by telephone will reduce the time and costs associated with the proxy solicitation. When the Series records proxies by telephone, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

           Further information about the transaction is contained in the enclosed materials, which you should review carefully. If you have any questions after considering the enclosed materials, please contact your Service Agent.

Sincerely, /s/ Stephen E. Canter Stephen E. Canter, President

March 12, 2001

TRANSFER OF THE ASSETS OF
DREYFUS PREMIER STATE MUNICIPAL BOND FUND--NEW JERSEY SERIES
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.

QUESTIONS AND ANSWERS

THE ENCLOSED MATERIALS INCLUDE A PROSPECTUS/PROXY STATEMENT CONTAINING INFORMATION YOU NEED TO MAKE AN INFORMED DECISION. HOWEVER, WE THOUGHT IT WOULD ALSO BE HELPFUL TO BEGIN BY ANSWERING SOME OF THE IMPORTANT QUESTIONS YOU MIGHT HAVE ABOUT THE PROPOSED REORGANIZATION.

WHAT WILL HAPPEN TO MY SHARES IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus New Jersey Municipal Bond Fund, Inc. on or about May 9, 2001 and will no longer be a shareholder of the New Jersey Series, which will be terminated pursuant to the proposed reorganization. You will receive shares of Dreyfus New Jersey Municipal Bond Fund, Inc. with a value equal to the value of your investment in the New Jersey Series at the time of the transaction.

WHAT IS THE KEY REASON FOR THIS REORGANIZATION?

The Trust's Board believes that the reorganization will permit shareholders of the New Jersey Series to pursue substantially the same investment goals in a larger fund that has a lower expense ratio.

DO THE FUNDS HAVE SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES?

The investment objective of each fund is to maximize current income exempt from Federal and New Jersey personal income taxes. However, the investment practices and limitations of each fund (and related risks) are not identical. The Dreyfus Corporation is the investment adviser for each fund. W. Michael Petty is each fund's primary portfolio manager. For additional information regarding the differences between the funds, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THIS PROPOSED REORGANIZATION?

The proposed reorganization will NOT be a taxable event. Shareholders will not realize any capital gain or loss as a direct result of the proposed reorganization.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC. THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE NEW JERSEY SERIES?

Yes. You will continue to enjoy the same shareholder privileges (or find that additional privileges are available) such as Checkwriting Privilege, Exchange Privilege, Dreyfus TeleTransfer Privilege, Dreyfus Automatic Asset Builder, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit, Dreyfus Dividend Sweep, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan. The privileges you currently have on your New Jersey Series account will transfer automatically to your Dreyfus New Jersey Municipal Bond Fund, Inc. account.

HOW DOES THE BOARD OF TRUSTEES RECOMMEND I VOTE?

The Trustees recommend that you vote FOR the reorganization. The Trustees believe the reorganization is in the best interests of the New Jersey Series and its shareholders.

Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND NEW JERSEY SERIES

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

           A Special Meeting of Shareholders of the New Jersey Series (the "Series") of Dreyfus Premier State Municipal Bond Fund (the "Trust") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Tuesday, May 1, 2001, at 10:00 a.m., for the following purposes:

1. To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Series to Dreyfus New Jersey Municipal Bond Fund, Inc. (the "Acquiring Fund") in exchange for the Acquiring Fund's shares and the assumption by the Acquiring Fund of the Series' stated liabilities (the "Exchange"). Shares of the Acquiring Fund received in the Exchange will be distributed by the Series to its shareholders in liquidation of the Series, after which the Series will be terminated as a series of the Trust; and

2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on March 6, 2001, will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees /s/ Steven F. Newman Steven F. Newman, Secretary

New York, New York
March 12, 2001

WE NEED YOUR PROXY VOTE IMMEDIATELY

           A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF THE SERIES WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF ITS SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE SERIES, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE SERIES TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION. MARCH 12, 2001

TRANSFER OF THE ASSETS OF

DREYFUS PREMIER STATE MUNICIPAL BOND FUND
NEW JERSEY SERIES

TO AND IN EXCHANGE FOR SHARES OF

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.

PROSPECTUS/PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON TUESDAY, MAY 1, 2001

           This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Dreyfus Premier State Municipal Bond Fund (the "Trust") on behalf of its New Jersey Series (the "Series") to be used at the Special Meeting of Shareholders (the "Meeting") of the Series to be held on Tuesday, May 1, 2001, at 10:00 a.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on March 6, 2001, are entitled to receive notice of and to vote at the Meeting.

           It is proposed that the Series transfer all of its assets, subject to liabilities, to Dreyfus New Jersey Municipal Bond Fund, Inc. (the "Acquiring Fund") in exchange for shares of the Acquiring Fund, all as more fully described in this Prospectus/Proxy Statement (the "Exchange"). Upon consummation of the Exchange, Acquiring Fund shares received by the Series will be distributed to Series shareholders, with each shareholder receiving a pro rata distribution of Acquiring Fund shares (or fractions thereof) for Class A, Class B or Class C shares of the Series held prior to the Exchange. Thus, it is contemplated that each shareholder will receive for his or her Series shares a number of Acquiring Fund shares (or fractions thereof) equal in value to the aggregate net asset value of the shareholder's Series shares as of the date of the Exchange.

           This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Acquiring Fund that Series shareholders should know before voting on the proposal or investing in the Acquiring Fund.

           A Statement of Additional Information ("SAI") dated March 12, 2001, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a Web site (HTTP://WWW.SEC.GOV) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Series. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

SHARES OF THE ACQUIRING FUND AND SERIES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTING IN THE ACQUIRING FUND, AS IN THE SERIES, INVOLVES CERTAIN RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE ACQUIRING FUND'S SHARES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Series and the Acquiring Fund are open-end, non-diversified, management investment companies advised by The Dreyfus Corporation ("Dreyfus"). They have substantially similar investment objectives and management policies. The substantive differences between the Series and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

           The Acquiring Fund's Prospectus dated May 1, 2000 and the Acquiring Fund's Annual Report for its fiscal year ended December 31, 2000, including its audited financial statements for the fiscal year each accompany this Prospectus/Proxy Statement. Such Prospectus and financial statements are incorporated in this Prospectus/Proxy Statement by reference. FOR A FREE COPY OF THE SERIES' PROSPECTUS DATED SEPTEMBER 1, 2000, THE SERIES' ANNUAL REPORT FOR ITS FISCAL YEAR ENDED APRIL 30, 2000, AND THE SERIES' SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED OCTOBER 31, 2000, WRITE TO THE SERIES AT THE TRUST'S PRINCIPAL EXECUTIVE OFFICES LOCATED AT 200 PARK AVENUE, NEW YORK, NEW YORK 10166, OR CALL 1-800-554-4611.

           Shareholders are entitled to one vote for each Series share held and fractional votes for each fractional Series share held. Class A, Class B and Class C shareholders will vote together as a single class on the proposal. Series shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the Series, which must indicate the shareholder's name and account number. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of January 18, 2001, the following numbers of Series shares were issued and outstanding:

      Class A Shares                Class B Shares            Class C Shares
        OUTSTANDING                   OUTSTANDING               OUTSTANDING
        -----------                   -----------               -----------
        483,206.690                   631,450.879               38,221.853

           Proxy materials will be mailed to shareholders of record on or about March 12, 2001.

TABLE OF CONTENTS

Summary	5
Reasons for the Exchange	12
Information about the Exchange	12
Additional Information about the Acquiring Fund and the Series	14
Voting Information	14
Financial Statements and Experts	16
Other Matters	16
Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees	17
Exhibit A: Agreement and Plan of Reorganization	A-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION
PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF THE
SERIES TO THE ACQUIRING FUND

SUMMARY

           This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund Prospectus, the Series Prospectus and the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

           PROPOSED TRANSACTION. The Trust's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has unanimously approved an Agreement and Plan of Reorganization (the "Plan") for the Series. The Plan provides that, subject to the requisite approval of the Series' shareholders, on the date of the Exchange the Series will assign, transfer and convey to the Acquiring Fund all of the assets (subject to liabilities) of the Series, including all securities and cash, attributable to its Class A, Class B and Class C shares, in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the value of the net assets attributable to the Series' shares. The Series will distribute all Acquiring Fund shares received by it among its shareholders so that each Class A, Class B and Class C shareholder will receive a pro rata distribution of Acquiring Fund shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Series shares as of the date of the Exchange. Thereafter, the Series will be terminated as a series of the Trust.

           As a result of the Exchange, each Series shareholder will cease to be a shareholder of the Series and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Exchange. No sales charge or contingent deferred sales charge ("CDSC") will be imposed at the time of the Exchange.

           The Trust's Board has concluded unanimously that the Exchange would be in the best interests of the Series and its shareholders, and the interests of existing shareholders of the Series would not be diluted as a result of the transactions contemplated by the Exchange. See "Reasons for the Exchange."

           TAX CONSEQUENCES. As a condition to the closing of the Exchange, the Trust and the Acquiring Fund will receive an opinion of counsel to the effect that, for Federal income tax purposes, (a) no gain or loss will be recognized by the Series' shareholders as a result of the Exchange, (b) the holding period and aggregate tax basis of Acquiring Fund shares received by a Series' shareholder will be the same as the holding period and aggregate tax basis of the shareholder's Series shares, and (c) the holding period and tax basis of the Series' assets transferred to the Acquiring Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Series immediately prior to the Exchange. See "Information about the Exchange--Federal Income Tax Consequences."

           COMPARISON OF THE SERIES AND ACQUIRING FUND. The following discussion is primarily a summary of certain parts of the Series Prospectus and the Acquiring Fund Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           GOAL/APPROACH. Both the Series and Acquiring Fund seek to maximize current income exempt from Federal and New Jersey personal income taxes, to the extent consistent with the preservation of capital, with respect to the Acquiring Fund, or without undue risk, with respect to the Series.

           To pursue its goal, each of the Acquiring Fund and Series normally invests substantially all of its assets in municipal bonds that provide income exempt from Federal and New Jersey personal income taxes for New Jersey residents ("New Jersey Municipal Obligations").

           The Series must invest at least 70% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. For additional yield, the Series may invest up to 30% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus.

           The Acquiring Fund must invest at least 80% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. For additional yield, the Acquiring Fund may invest up to 20% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus.

           Municipal bonds are typically of two types:

•	General obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power

•	Revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

           The Series and Acquiring Fund are each required, under ordinary circumstances, to invest at least 65% of its respective assets in New Jersey Municipal Obligations.

           Each of the Series and Acquiring Fund may engage in various investment techniques, such as options, borrowing money, and lending portfolio securities. In addition, the Series may engage - but the Acquiring Fund may not engage - in short-selling or futures transactions.

           For more information on either the Series or Acquiring Fund's management policies, see "Goal/Approach" in the relevant prospectus.

           The Acquiring Fund is incorporated under the laws of the State of Maryland. The Series is a separate portfolio of the Trust, which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. See "Certain Organizational Differences Between the Acquiring Fund and the Series" below.

           MAIN RISKS The risks associated with an investment in the Acquiring Fund and Series are substantially similar and include interest rate, income, credit, market and call risks. As a result, the value of your investment in the Acquiring Fund, as in the Series, will fluctuate, which means that you could lose money.

           Other risk factors could have an effect on the performance of the Series and Acquiring Fund:

•	New Jersey's economy and revenues underlying municipal bonds may decline

•	Investing primarily in a single state may make the Series' and the Acquiring Fund's portfolio securities more sensitive to risks specific to the state

•	If the municipal bond market becomes less liquid, typically when there are many more sellers than buyers for municipal securities, the value of such securities, particularly those purchased at a discounted price, and the fund's share price, may fall dramatically

•	The Series and the Acquiring Fund are each non-diversified, which means that a relatively high percentage of their respective assets may be invested in a limited number of issuers. Therefore, their performance may be more vulnerable to changes in the market value of a single issuer or group of issuers.

           The Series may invest up to 30% and the Acquiring Fund may invest up to 20% of their respective assets in lower-rated, higher-yielding municipal bonds. The market price and yield of these bonds are more volatile than those of investment grade municipal bonds. Factors adversely affecting the market price and yield of these bonds will adversely affect the Series' or Acquiring Fund's net asset value. In addition, the retail secondary market for these bonds may be less liquid than that of higher rated bonds; adverse market conditions could make it difficult at times for the Series or Acquiring Fund to sell certain of these bonds or could result in lower prices than those used in calculating the Series' or Acquiring Fund's net asset value.

           Although the objective of the Acquiring Fund and Series is to generate income exempt from Federal and New Jersey State income taxes, interest from some of their holdings may be subject to the Federal alternative minimum tax.

           The Acquiring Fund and Series, at times, may invest in certain derivatives, such as options, that may produce taxable income. The Series also may engage in futures transactions. Derivatives can be illiquid and highly volatile.

           See "Main Risks" in the relevant prospectus for a more complete description of investment risks.

           SALES CHARGES. Shares of the Acquiring Fund are offered at net asset value without a sales charge (load). An initial sales charge is imposed at the time of purchase of Class A shares of the Series and a CDSC is imposed at the time of redemption of Class B and Class C shares of the Series. In addition, Series Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year after purchase are subject to a CDSC. The Acquiring Fund charges a 1.00% redemption fee when shareholders sell shares owned for less than 30 days. See "Account Policies -Share Class Charges" and "Account Policies--Buying Shares--Class A Shares" in the Series' Prospectus for a discussion of the initial sales charges on Class A shares of the Series and "Account Policies--Selling Shares-Contingent Deferred Sales Charge" for a discussion of the CDSC imposed on Class B and Class C shares of the Series. See "Account Policies - Buying Shares" in the Acquiring Fund's Prospectus for a discussion on buying shares of the Acquiring Fund and "Redemption Procedures" below for a discussion on the Acquiring Fund's redemption fee.

           FEES AND EXPENSES. The following information concerning fees and expenses of the Series and Acquiring Fund is derived from information set forth under the caption "Expenses" in the relevant Prospectus. The fees and expenses set forth below are for the fiscal year ended April 30, 2000 for the Series and December 31, 2000 for the Acquiring Fund. The fees and expenses of the Series were subject to an undertaking by Dreyfus, in effect from July 29, 1999 to April 30, 2000, to reduce its management fee or pay certain other expenses to the extent the Series' aggregate expenses, excluding 12b-1 distribution fees and certain other expenses exceeded an annual rate of 0.77% of the Series' average daily net assets. This undertaking was voluntary and has since been withdrawn by Dreyfus. The fees and expenses of the Acquiring Fund were subject to an undertaking by Dreyfus, in effect for the Acquiring Fund's fiscal year ended December 31, 2000, to reduce its management fee or pay certain other expenses to the extent the Acquiring Fund's aggregate expenses, exclusive of certain expenses, exceeded 0.85% of the Acquiring Fund's average daily net assets. This undertaking is being continued voluntarily by Dreyfus and can be withdrawn by Dreyfus at any time, after giving Acquiring Fund shareholders 90 days' notice. The "Pro Forma After Exchange" operating expenses information is based on the net assets of the Acquiring Fund as of December 31, 2000, as adjusted showing the effect of the Exchange had it occurred on such date. The Acquiring Fund has agreed to pay a higher rate of management fee than the Series, but its overall expense ratio is, and has historically been, lower than that of the Series. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the respective share price.

ANNUAL FUND
OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)
(percentage of average daily net assets):

                                                                     Pro Forma
                                                                       After
                                           Series    Acquiring        Exchange
                                          Class A      Fund        Acquiring Fund

Management fees                             .55%       .60%             .60%
Rule 12b-1 fee                              None       .25%             .25%
Shareholder services fee                    .25%       None             None
Other expenses                              .52%       .10%             .10%
Total annual fund operating expenses       1.32%       .95%             .95%

                                                                   Pro Forma
                                                                     After
                                          Series    Acquiring       Exchange
                                         Class B      Fund       Acquiring Fund
Management fees                            .55%       .60%            .60%
Rule 12b-1 fee                             .50%       .25%            .25%
Shareholder services fee                   .25%       None            None
Other expenses                             .52%       .10%            .10%
Total annual fund operating expenses      1.82%       .95%            .95%

                                                                   Pro Forma
                                                                     After
                                          Series    Acquiring       Exchange
                                         Class C      Fund       Acquiring Fund
Management fees                            .55%       .60%            .60%
Rule 12b-1 fee                             .75%       .25%            .25%
Shareholder services fee                   .25%       None            None
Other expenses                             .49%       .10%            .10%
Total annual fund operating expenses      2.04%       .95%            .95%

EXAMPLE

           This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

                                                                    Pro Forma
                           Series                                     After
              Class A      Class B       Class C     Acquiring       Exchange
              SHARES       SHARES*       SHARES*        Fund      ACQUIRING FUND
              ------       ------        ------      ---------    --------------

1 Year         $578       $585/ $185      $307/           $97          $97
                                          $207
3 Years        $849       $873/ $573      $640/           $303        $303
                                          $640
5 Years       $1,141     $1,185/ $985     $1,098/         $525        $525
                                          $1,098
10 Years      $1,969      $1,887**/       $2,369/       $1,166      $1,166
                           $1,887**       $2,369

*	With redemption/without redemption.

**	Assumes conversion of Class B to Class A at end of sixth year following the date of purchase.

           PAST PERFORMANCE. The bar chart and table below show some of the risks of investing in the Acquiring Fund. The bar chart shows the changes in the Acquiring Fund's performance from year to year. The table compares the Acquiring Fund's average annual total return to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged non-New Jersey-specific municipal bond total return performance benchmark. The chart and table assume reinvestment of dividends and distributions. For performance information of the Series, see the Series' Prospectus under the caption of "New Jersey Series -- Past Performance." Of course, past performance is no guarantee of future results.

ACQUIRING FUND YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

11.95%   8.77%   12.97%   -6.02%   15.29%   3.43%   8.84%   5.82%   -4.24%   11.37%
-----------------------------------------------------------------------------------
 '91     '92      '93       '94     '95     '96      '97    '98       '99      '00

Best Quarter:              Q1 '95                    +5.88%

Worst Quarter:             Q1 '94                    -5.28%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00

                                1 Year                5 Years        10 Years
Acquiring Fund                  11.37%                4.91%          6.59%

Lehman Brothers Municipal       11.68%                5.84%          7.32%
Bond Index

           INVESTMENT ADVISER. The investment adviser for the Acquiring Fund and Series is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $154 billion in over 190 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $540 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

           PRIMARY PORTFOLIO MANAGER. The primary portfolio manager for the Series and Acquiring Fund is W. Michael Petty; he has held each position since August 1997, and has been employed by Dreyfus since June 1997. Prior to joining Dreyfus, Mr. Petty was vice president and portfolio manager of municipal bond funds at Merrill Lynch Asset Management, Inc. since 1992.

           BOARD MEMBERS. Other than Joseph S. DiMartino, who is Chairman of the Board of the Acquiring Fund and Trust, the Acquiring Fund and Trust have different Board members. For a description of the Board members, see the relevant Statement of Additional Information under the caption "Management of the Fund."

           CAPITALIZATION. The Acquiring Fund is authorized to issue one class of shares. The Series shares are classified into three classes--Class A, Class B and Class C. The following table sets forth, as of December 31, 2000, (1) the capitalization of each class of the Series' shares, (2) the capitalization of the Acquiring Fund's shares and (3) the pro forma capitalization of the Acquiring Fund's shares, as adjusted showing the effect of the Exchange had it occurred on such date.

                                                                                                Pro Forma
                                                                                                  After
                           Series           Series          Series       Acquiring Fund          Exchange
                          Class A           Class B        Class C                            Acquiring Fund

Total net assets         $6,031,829        $7,661,836       $473,384      $522,759,048        $536,926,097
Net asset value per
share                        $12.41            $12.40         $12.42            $12.86              $12.86
Shares outstanding
                            486,066           617,656         38,104        40,650,458          41,751,878

          As of December 31, 2000, the Series had aggregate total net assets of approximately $14,167,049.

           PURCHASE PROCEDURES. The purchase procedures of the Series and Acquiring Fund are substantially similar, but differ in that the Series shares are primarily offered to persons investing through a third party, such as a bank, broker-dealer or financial adviser. Each share class of the Series has its own fee structure. See "Sales Charges" above and "Account Policies - Buying Shares" in the Series' Prospectus for a description of the sales charges and CDSCs imposed on Series shares. The Acquiring Fund's shares are offered to the public at net asset value per share. See "Account Policies - Buying Shares" in the Acquiring Fund's Prospectus.

          RULE 12B-1 PLAN. Class B shares and Class C shares of the Series are subject to a Rule 12b-1 plan in which the Series pays the distributor to finance the sale and distribution of Class B and Class C shares at the annual rate of 0.50% and 0.75% of the average daily net assets of Class B and Class C, respectively. Class A shares of the Series are not subject to a Rule 12b-1 plan, but, together with Class B and Class C shares, are subject to a Shareholder Services Plan described below. The Acquiring Fund also has adopted a Rule 12b-1 plan in which the Acquiring Fund pays an annual fee to the distributor for distributing the Acquiring Fund shares, servicing shareholder accounts and advertising and marketing relating to the Acquiring Fund at the annual rate of 0.25% of the Acquiring Fund's average daily net assets. Because this fee is paid on an ongoing basis out of the assets attributable to Class B and Class C of the Series and Acquiring Fund shares, over time it increases the cost of an investment in such shares and may cost investors more than paying other types of sales charges. See "Distribution Plan and Shareholder Services Plan--Distribution Plan" in the Series' Statement of Additional Information for a discussion of the Series' Rule 12b-1 plan, with respect to Class B and C shares, and "Service Plan" in the Acquiring Fund's Statement of Additional Information for a discussion of the Acquiring Fund's Rule 12b-1 plan.

           SHAREHOLDER SERVICES PLAN. Class A shares, Class B shares and Class C shares of the Series are subject to a Shareholder Services Plan, pursuant to which the Series pays the distributor an annual fee of 0.25% of the Series' average daily net assets for providing personal services and/or maintaining shareholder accounts. The Acquiring Fund has not adopted a Shareholder Services Plan, but has adopted a Rule 12b-1 plan described above. See "Distribution Plan and Shareholder Services Plan--Shareholder Services Plan" in the Series' Statement of Additional Information for a discussion of its Shareholder Services Plan.

           REDEMPTION PROCEDURES. The redemption procedures of the Series and Acquiring Fund are substantially similar, but differ in that the Acquiring Fund currently charges a 1.00% redemption fee on shares sold within 30 days of their purchase. This redemption fee is deducted from the proceeds of such redemptions and retained by the Acquiring Fund. The redemption fee is not charged upon the redemption of shares purchased through omnibus accounts, nor is it used to pay fees imposed for various Acquiring Fund services. This redemption fee will apply to Acquiring Fund shares distributed to Series shareholders as a result of the Reorganization (excluding omnibus accounts), but the 30 day period will be reduced by the number of days such shareholders have held their Series shares. Other than the CDSCs discussed above, the Series does not impose any charge or fee upon redemption of shares. In addition, the Series does not offer the wire redemption privilege described below.

           DISTRIBUTIONS. The dividend and distributions policies of the Series and Acquiring Fund are identical. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

           SHAREHOLDER SERVICES. The shareholder services offered by the Series and Acquiring Fund are substantially similar, with the following exceptions:

•	CHECKWRITING PRIVILEGE - The Series only offers the checkwriting privilege to investors in Class A shares, whereas the Acquiring Fund offers the checkwriting privilege to all investors. If you presently have the checkwriting privilege as a Series Class A investor, upon becoming an Acquiring Fund shareholder as a result of the Exchange, you will automatically have the checkwriting privilege. If you presently do not have the checkwriting privilege but would like to have it after the Exchange occurs, you will need to fill out a separate signed Shareholder Services Form once the new account in the Acquiring Fund has been established.

•	WIRE REDEMPTION PRIVILEGE - The Series does not offer the Wire Redemption Privilege, whereas the Acquiring Fund does. The Wire Redemption Privilege allows a shareholder of the Acquiring Fund to have redemption proceeds transferred by Federal Reserve wire to a commercial bank account specified on the account application or Shareholder Services Form, or to a correspondent bank if the shareholder's bank is not a member of the Federal Reserve System. This privilege will not be established automatically after the Exchange. If you would like to have it after the Exchange occurs, you will need to fill out a separate Shareholder Services Form once the new account in the Acquiring Fund has been established. See "How to Redeem Shares - Wire Redemption Privilege" in the Acquiring Fund's Statement of Additional Information for further details about this privilege.

See "Services for Fund Investors" in the Series Prospectus or Acquiring Fund Prospectus, respectively, for a further discussion of the shareholder services offered.

           CERTAIN ORGANIZATIONAL DIFFERENCES BETWEEN THE ACQUIRING FUND AND SERIES. The Series is a series of the Trust which is a Massachusetts business trust, and the rights of its shareholders are governed by the Trust's Agreement and Declaration of Trust (the "Trust Agreement"), and Bylaws and applicable Massachusetts law. The Acquiring Fund is a Maryland corporation, and the rights of its shareholders are governed by its Articles of Incorporation (the "Charter"), Bylaws and the Maryland General Corporation Law (the "Maryland Code"). Certain relevant differences between the two forms of organization are summarized below.

           SHAREHOLDER MEETINGS AND VOTING RIGHTS. Generally, neither the Acquiring Fund nor Series is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if any time less than a majority of the Board members then holding office have been elected by the shareholders.

           Shares of the Trust and Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. On any matter submitted to a vote of shareholders, all shares of the Trust and Acquiring Fund then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that 30% of the shares entitled to vote shall constitute a quorum for the transaction of business at a shareholders' meeting. The Aquiring Fund's Charter provides that 33 1/3% of the shares entitled to vote shall constitute a quorum for the transaction of business at a stockholders meeting. Matters requiring a larger vote by law or under the organizational documents for the Trust or Acquiring Fund are not affected by such quorum requirements.

           SHAREHOLDER LIABILITY. Under Maryland law, Acquiring Fund stockholders have no personal liability as such for the Fund's acts or obligations.

           Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Series and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Series, or the Trust's Trustees. The Trust Agreement provides for indemnification out of the Series' property of all losses and expenses of any shareholder held personally liable for the obligations of the Series solely by reason of his being or having been a Series shareholder and not because of his acts or omissions or some other reason. Thus, the Trust considers the risk of a Series shareholder incurring financial loss on account of shareholder liability to be remote since it is limited to circumstances in which a disclaimer is inoperative or the Series itself would be unable to meet is obligations. The Trust Agreement also provides that the Trust, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Series and satisfy any judgment thereon.

           LIABILITY AND INDEMNIFICATION OF BOARD MEMBERS. Under the Acquiring Fund's Charter and By-Laws and Maryland law, subject to the 1940 Act, a Director or officer of the Acquiring Fund is not liable to the Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Acquiring Fund except where the individual is adjudged liable to the Acquiring Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification is ultimately denied and provides acceptable security, (ii) the Acquiring Fund is insured against losses arising from the advances, or (iii) the disinterested non-party directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents may be indemnified to the same extent as Directors and to such further extent as is consistent with law.

          If these provisions of Maryland law are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Charter relating to limited liability and indemnification will apply to any event, omission or proceeding which precedes the amendment or repeal.

           Under the Trust's Trust Agreement and By-Laws, subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by him in connection with the defense or disposition of any threatened or actual proceeding by reason of his being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his duties. Officers, employees and agents of the Series may be indemnified to the same extent as Trustees.

           Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

          The foregoing is only a summary of certain differences between the Acquiring Fund, the Acquiring Fund's Charter, By-Laws and Maryland law, and the Series, the Trust's Trust Agreement, By-Laws and Massachusetts law. It is not a complete list of differences, but only of material differences. Shareholders desiring copies of the Acquiring Fund's Charter and By-Laws or the Trust's Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention: Legal Department.

REASONS FOR THE EXCHANGE

          The Boards of Trustees of the Trust and the Acquiring Fund have concluded that the Exchange is in the best interests of the respective shareholders of the Series and Acquiring Fund. The Trust's Board believes that the Exchange will permit Series shareholders to pursue substantially similar investment goals in a larger fund without diluting shareholders' interests. The Series has been unable to attract sufficient assets to operate efficiently as a separate series of the Trust without significant expense subsidization which Dreyfus discontinued after April 30, 2000. As of December 31, 2000, the Series had assets under management of approximately $14,167,049. The expense ratio of the Acquiring Fund is lower than that of each class of the Series. By combining the Series with the Acquiring Fund, which has larger aggregate net assets, Series shareholders should obtain the benefits of economies of scale, which may result in a lower overall expense ratio (as compared to the expense ratio of the Series) through the spreading of fixed costs of fund operations over a larger asset base.

          In determining whether to recommend approval of the Exchange, each Board considered the following factors, among others: (1) the compatibility of the Series' and the Acquiring Fund's investment objective, management policies and investment restrictions, as well as shareholder services offered by the Series and Acquiring Fund; (2) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (3) expense ratios and information regarding the fees and expenses of the Series and Acquiring Fund, as well as the expense ratios of similar funds and the estimated expense ratio of the combined fund; (4) the tax consequences of the Exchange; and (5) the estimated costs to be incurred by the Series and the Acquiring Fund as a result of the Exchange. The Board noted that although the rate of management fee payable to Dreyfus by the Acquiring Fund was higher than that payable by the Series, the overall expense ratio of the Acquiring Fund is, and has historically been, lower than that of the Series. In addition, the Trust's Board considered the Series' inability to attract sufficient assets to operate efficiently without significant expense subsidization and Dreyfus's discontinuation of such subsidization.

INFORMATION ABOUT THE EXCHANGE

          PLAN OF EXCHANGE. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that the Acquiring Fund will acquire all of the assets of the Series in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Series' stated liabilities on May 9, 2001 or such later date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund shares to be issued to the Series will be determined on the basis of the relative net asset values per share and aggregate net assets of the Acquiring Fund and the Series, computed on the Closing Date as of the close of trading on the floor of the New York Stock Exchange (currently at 4:00 p.m., New York time). Portfolio securities of the Series and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies-Buying Shares" in the Acquiring Fund Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund Statement of Additional Information.

           Prior to the Closing Date, the Series will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Series' shareholders all of the Series' previously undistributed investment company taxable income, if any, for the fiscal period ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the fiscal period ending on or prior to the Closing Date, and all of its previously undistributed net capital gain realized in the fiscal period ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          As conveniently as practicable after the Closing Date, the Series will liquidate and distribute pro rata to its Class A, Class B and Class C shareholders of record, as of the close of business on the Closing Date, Acquiring Fund shares received by it in the Exchange. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Series shareholder, each account representing the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution, the Series will be terminated as a series of the Trust. After the Closing Date, any outstanding certificates representing Series shares will represent Acquiring Fund shares distributed to the record holders of the Series. Upon presentation to the transfer agent of the Acquiring Fund, Series share certificates will be exchanged for appropriate Acquiring Fund share certificates. Certificates for Acquiring Fund shares will be issued only upon the investor's written request.

          The Plan may be amended at any time prior to the Closing Date. The Trust will provide Series shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Series and Acquiring Fund under the Plan are subject to various conditions, including approval by Series shareholders holding the requisite number of Series shares and the continuing accuracy of various representations and warranties of the Series and the Acquiring Fund being confirmed by the respective parties.

          The total expenses of the Exchange are expected to be approximately $40,000, which will be borne pro rata according to the aggregate net assets of the Acquiring Fund and Series on the date of the Exchange.

          If the Exchange is not approved by Series shareholders, the Trust's Board will consider other appropriate courses of action, including liquidating the Series.

           TEMPORARY SUSPENSION OF CERTAIN OF THE SERIES' INVESTMENT RESTRICTIONS. Since certain of the Series' existing investment restrictions could preclude the Series from consummating the Exchange in the manner contemplated in the Plan, Series shareholders are requested to authorize the temporary suspension of certain investment restrictions which restrict the Series' ability to (i) purchase securities other than municipal obligations and taxable investments (as defined in the Series' Statement of Additional Information) and (ii) invest more than 25% of its total assets in the securities of issuers in any single industry, as well as the temporary suspension of any other investment restriction of the Series to the extent necessary to permit the consummation of the Exchange. The temporary suspension of the Series' investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the Proposal is deemed to be a vote in favor of the temporary suspension.

           FEDERAL INCOME TAX CONSEQUENCES. The exchange of the Series' assets for Acquiring Fund shares is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Exchange, the Acquiring Fund and Series will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Acquiring Fund and the Series, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes: (1) the transfer of all of the Series' assets in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Series' liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code with respect to the Series; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Series' assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of liabilities of the Series; (3) no gain or loss will be recognized by the Series upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Series' liabilities or upon the distribution (whether actual or constructive) of Acquiring Fund shares to Series shareholders in exchange for their Series shares; (4) no gain or loss will be recognized by Series shareholders upon the exchange of Series shares for Acquiring Fund Shares; (5) the aggregate tax basis for Acquiring Fund shares received by each Series shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Series shares held by such shareholder immediately prior to the Exchange, and the holding period of Acquiring Fund shares to be received by Series shareholder will include the period during which Series shares surrendered in exchange therefor were held by such shareholder (provided Series shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Series assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Series immediately prior to the Exchange, and the holding period of Series assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Series.

           NEITHER THE SERIES NOR THE ACQUIRING FUND HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Series shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Series shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

REQUIRED VOTE AND BOARD'S RECOMMENDATION

          The Trust's Board has approved the Plan and the Exchange and has determined that (i) participation in the Exchange is in the best interests of the Series and its shareholders and (ii) the interests of shareholders of the Series will not be diluted as a result of the Exchange. The affirmative vote of a majority of the Series' shares outstanding and entitled to vote is required to approve the Plan and the Exchange.

THE TRUST'S BOARD, INCLUDING THE "NON-INTERESTED"
BOARD MEMBERS, RECOMMENDS THAT THE SERIES'
SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN
AND THE EXCHANGE.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE SERIES

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-19655). Information about the Series is incorporated by reference into this Prospectus/Proxy Statement from the Series' Prospectus forming a part of the Trust's Registration Statement on Form N-1A (File No. 33-10238).

          The Acquiring Fund and Series are subject to the requirements of the 1940 Act, and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Acquiring Fund or Series may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 and at the Northeast regional office of the Commission at 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

          In addition to the use of the mails, proxies may be solicited personally or by telephone, and the Series may pay persons holding Series shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Series a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

          If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Series shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Series shares represented thereby will be considered to be present at a Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Proposal.

          If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Series shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. A quorum is constituted with respect to the Series by the presence in person or by proxy of the holders of more than 30% of the outstanding Series shares entitled to vote at the Meeting.

          The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Exchange.

          As of January, 18, 2001, the following were known by the Trust to own of record 5% or more of the outstanding voting shares of the indicated Class of the Series:

                  NAME AND ADDRESS                                       PERCENTAGE OUTSTANDING
                                                      Before Exchange          After Exchange
                                                       Series Shares        Acquiring Fund Shares

CLASS A                                                   6.2442%                  .0697%
-------
J.J.B. Hilliard, W.L.L. Lyons, Inc.                   Class A Shares               Shares
Bernard Stern & Rhoda Stern
 501 S. 4th Street
Louisville, KY 40202

CLASS B                                                  14.6885%                  .2148%
-------
Merrill Lynch Pierce Fenner & Smith, Inc.             Class B Shares               Shares
For the sole benefit of its customers
Attn: Fund Administration
4800 Deer Lake East Floor 3
Jacksonville, FL 32246

CLASS C                                                  34.0655%                  .0301%
-------
PaineWebber for the benefit of                        Class C Shares               Shares
Richard Salzman Trustee
Salzman Retained Annuity
U/A/D -03/20/91
1000 Floral Avenue N
Union, NJ 07083

Merrill Lynch Pierce Fenner & Smith, Inc.                30.5196%                  .0270%
For the sole benefit of its customers                 Class C Shares               Shares
Attn: Fund Administration
4800 Deer Lake East Floor 3
Jacksonville, FL 32246

PaineWebber for the benefit of                           28.8067%                  .0255%
Eleanor Beaumont                                      Class C Shares               Shares
119 Blackburn Road
Summit, NJ 07901

          As of January 18, 2001, no shareholders were known by the Acquiring Fund to own of record 5% or more of the outstanding voting shares of the Acquiring Fund.

          As of January 18, 2001, Directors and officers of the Acquiring Fund, as a group, owned less than 1% of the Acquiring Fund's outstanding shares. As of January 18, 2001, Trustees and officers of the Trust, as a group, owned less than 1% of the Series' outstanding shares.

FINANCIAL STATEMENTS AND EXPERTS

          The audited financial statements of the Series for the fiscal year ended April 30, 2000 and the audited financial statements of the Acquiring Fund for the fiscal year ended December 31, 2000, have been incorporated in this Prospectus/Proxy Statement by reference in reliance upon the authority of the reports given by Ernst & Young LLP, the Acquiring Fund's and Series' independent auditors, as experts in accounting and auditing. In addition, the unaudited financial statements of the Series for the semi-annual period ended October 31, 2000 also have been incorporated herein by reference.

OTHER MATTERS

          The Trust's Trustees are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Trust, in care of Dreyfus Transfer, Inc., Attention: Dreyfus Premier State Municipal Bond Fund, P.O. Box 9671, Providence, Rhode Island 02940-9671, whether other persons are the beneficial owners of Series shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Series shares.

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

EXHIBIT A
AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated January 23, 2001 (the "Agreement"), between DREYFUS PREMIER STATE MUNICIPAL BOND FUND (the "Trust"), a Massachusetts business trust, on behalf of its NEW JERSEY SERIES (the "Series"), and DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC. (the "Acquiring Fund"), a Maryland corporation.

          This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Series in exchange solely for shares of common stock, par value $.001 per share, of the Acquiring Fund (the "Acquiring Fund Shares") and the assumption by the Acquiring Fund of certain liabilities of the Series and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Series in liquidation of the Series as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

           WHEREAS, the Series is a non-diversified series of the Trust, a registered open-end management investment company, and the Acquiring Fund is a registered, non-diversified, open-end management investment company, and the Series owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, both the Acquiring Fund and the Series are authorized to issue their respective shares of common stock and beneficial interest;

           WHEREAS, the Board of the Acquiring Fund has determined that the exchange of all of the assets of the Series and certain liabilities of the Series for Acquiring Fund Shares and the assumption of such liabilities is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of this transaction; and

           WHEREAS, the Board of the Trust has determined that the exchange of all of the assets and certain of the liabilities of the Series for Acquiring Fund Shares and the assumption of such liabilities is in the best interests of the Series' shareholders and that the interests of the Series' existing shareholders would not be diluted as a result of this transaction:

          NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	TRANSFER OF ASSETS OF THE SERIES IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF SERIES LIABILITIES AND LIQUIDATION OF THE SERIES.

          1.1 Subject to the terms and conditions contained herein, the Series agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Series, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Series the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (ii) to assume certain liabilities of the Series, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") on the closing date (the "Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Series' account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Series.

          1.2 The Series will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Series prepared by The Dreyfus Corporation, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Series reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

          1.3 Delivery of the assets of the Series to be transferred shall be made on the Closing Date and shall be delivered to The Bank of New York, 100 Church Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

          1.4 The Series will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Series will transfer to the Acquiring Fund any distributions, rights or other assets received by the Series after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

          1.5 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Series will liquidate and distribute pro rata to the Series' Class A, Class B and Class C shareholders of record, determined as of the close of business on the Closing Date (the "Series Shareholders"), Acquiring Fund Shares received by the Series pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Acquiring Fund Shares then credited to the account of the Series on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Series Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Series simultaneously will be canceled on the books of the Series.

          1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

          1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund shares on the books of the Series as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

          1.8 Any reporting responsibility of the Series is and shall remain the responsibility of the Series up to and including the Closing Date and such later date on which the Series' existence is terminated.

2.	VALUATION.

          2.1 The value of the Series' assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time), except that options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Articles of Incorporation, as amended (the "Charter") and then-current prospectus or statement of additional information.

          2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Charter and then-current prospectus or statement of additional information.

          2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Series' net assets shall be determined by dividing the value of the net assets attributable to each Class of the Series determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share determined in accordance with paragraph 2.2.

          2.4 All computations of value shall be made in accordance with the regular practices of the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

          3.1 The Closing Date shall be May 9, 2001, or such later date as the parties may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 10:00 a.m., New York time, at the offices of The Dreyfus Corporation, 200 Park Avenue, New York, New York, or such other time and/or place as the parties may mutually agree.

          3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Series' portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (b) all necessary taxes including all applicable stock transfer stamps have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

          3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Series shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Series is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.4 The transfer agent for the Series shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Series Shareholders and the number and percentage ownership of outstanding Class A, Class B and Class C Series shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust, or provide evidence satisfactory to the Series that such Acquiring Fund Shares have been credited to the Series' account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

4.	REPRESENTATIONS AND WARRANTIES.

          4.1 The Trust, on behalf of the Series, represents and warrants to the Acquiring Fund as follows:

          (a) The Series is a series of the Trust, a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement.

          (b) The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company, of which the Series is a duly established and designated separate, non-diversified series, and such registration has not been revoked or rescinded and is in full force and effect.

          (c) The Series is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Agreement and Declaration of Trust, as amended (the "Trust Agreement"), or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Series, is a party or by which the Series is bound.

          (d) The Series has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Series or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Series knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (f) The Statements of Assets and Liabilities of the Series for the three fiscal years ended April 30, 2000, the nine month period ended April 30, 1997, and the two fiscal years ended July 31, 1996 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Series as of such dates, and there are no known contingent liabilities of the Series as of such dates not disclosed therein.

          (g) Since April 30, 2000, there has not been any material adverse change in the Series' financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 1.2 hereof.

          (h) At the Closing Date, all Federal and other tax returns and reports of the Series required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Trust's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

          (i) For each fiscal year of its operation, the Series has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

          (j) All issued and outstanding shares of the Series are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Series. All of the issued and outstanding shares of the Series will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Series shares, nor is there outstanding any security convertible into any of the Series shares.

          (k) On the Closing Date, the Series will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

          (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of shareholders of the Series, this Agreement will constitute the valid and legally binding obligation of the Series, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

          (m) The proxy statement of the Series (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

          4.2 The Acquiring Fund represents and warrants as follows:

          (a) The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Maryland and has power to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

          (b) The Acquiring Fund is registered under the 1940 Act as an open-end, diversified management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

          (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Charter or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (f) The Statements of Assets and Liabilities of the Acquiring Fund for the five fiscal years ended December 31, 2000 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Series) fairly reflect the financial condition of the Acquiring Fund as of such dates.

          (g) Since December 31, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 4.2(f) hereof.

          (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

          (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

          (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

          (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquiring Fund's Board and shareholders, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

          (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.	COVENANTS OF THE ACQUIRING FUND AND THE SERIES.

          5.1 The Acquiring Fund and the Series each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

          5.2 The Trust will call a meeting of Series shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.3 Subject to the provisions of this Agreement, the Acquiring Fund and the Series will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Series shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Series for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Trust's President or its Vice President and Treasurer.

          5.5 The Trust will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus"), which will include the Proxy Statement referred to in paragraph 4.1(m), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Series shareholders to consider approval of this Agreement and the transactions contemplated herein.

          5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

          The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Series of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          6.1 All representations and warranties of the Trust on behalf of the Series contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          6.2 The Series shall have delivered to the Acquiring Fund a statement of the Series' assets and liabilities, together with a list of the Series' portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

          6.3 The Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SERIES.

          The obligations of the Series to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          7.2 The Acquiring Fund shall have delivered to the Series on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Series, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE SERIES.

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Series or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

          8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Series in accordance with the provisions of the Trust's Trust Agreement.

          8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Series to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Series, provided that either party hereto may for itself waive any of such conditions.

          8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          8.5 The Series shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Series Shareholders all of the Series' investment company taxable income for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          8.6 The parties shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that for Federal income tax purposes:

(a)	The transfer of all or substantially all of the Series' assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Series will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Series solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Series; (c) No gain or loss will be recognized by the Series upon the transfer of the Series' assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Series or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Series Shareholders in exchange for their shares of the Series; (d) No gain or loss will be recognized by the Series Shareholders upon the exchange of their Series shares for the Acquiring Fund Shares; (e) The aggregate tax basis for the Acquiring Fund Shares received by each of the Series Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Series shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Series Shareholder will include the period during which the Series shares exchanged therefor were held by such shareholder (provided the Series shares were held as capital assets on the date of the Reorganization); and (f) The tax basis of the Series assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Series immediately prior to the Reorganization, and the holding period of the assets of the Series in the hands of the Acquiring Fund will include the period during which those assets were held by the Series.

          No opinion will be expressed as to the effect of the Reorganization on (i) the Series or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Series that is required to recognize unrealized gains and losses for Federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT.

          9.1 This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of the Trust or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any shareholder vote) if circumstances should develop that, in the opinion of either of Board, make proceeding with the Agreement inadvisable.

          9.2 If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of the Acquiring Fund or of the Trust, as the case may be, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

10.	WAIVER.

          At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Acquiring Fund or of the Trust if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Series, as the case may be.

11.	MISCELLANEOUS.

          11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

          11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

          11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Series and the Acquiring Fund shall be governed and construed in accordance with the internal laws of The Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws.

          11.4 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

          11.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          11.6 The names "Dreyfus Premier State Municipal Bond Fund" and "Trustees of Dreyfus Premier State Municipal Bond Fund" refer respectively to the Trust and its Trustees, as trustees but not individually or personally, acting from time to time under the Trust Agreement, a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of the Trust entered into in the name or on behalf of the Series by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the Series' property, and all persons dealing with the Series' class of shares of the Trust must look solely to the Series' property belonging to such class for the enforcement of any claims against the Series.

          11.7 Any references in this Agreement to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Series shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Trust on behalf of the Series.

          IN WITNESS WHEREOF, each of the Acquiring Fund and the Trust has caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC. By: /S/STEPHEN E. CANTER Stephen E. Canter, President

ATTEST: /S/STEVEN F. NEWMAN Steven F. Newman, Secretary

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, on behalf of its New Jersey Series By: /S/STEPHEN E. CANTER Stephen E. Canter, President

ATTEST: /S/STEVEN F. NEWMAN Steven F. Newman, Secretary

DREYFUS PREMIER STATE MUNICIPAL BOND FUND
NEW JERSEY SERIES

          The undersigned shareholder of the New Jersey Series (the "Series") of Dreyfus Premier State Municipal Bond Fund (the "Trust") hereby appoints James Bitetto and Janette E. Farragher, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Series standing in the name of the undersigned at the close of business on March 6, 2001, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 10:00 a.m. on Tuesday, May 1, 2001, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization between the Series and Dreyfus New Jersey Municipal Bond Fund, Inc. (the "Acquiring Fund"), providing for the transfer of all of the assets of the Series, subject to its liabilities in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Series' liabilities, and the pro rata distribution of those shares to Series' shareholders and subsequent termination of the Series.

                  FOR               AGAINST           ABSTAIN
                   |-|               |-|                |-|
2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated: ____, 2001 ------------------------- Signature(s) ------------------------- Signature(s)

Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

March 12, 2001

Acquisition of the Assets of

DREYFUS PREMIER MUNICIPAL BOND FUND
NEW JERSEY SERIES

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-645-6561

By and in Exchange for Shares of

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-645-6561

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated March 12, 2001, relating specifically to the proposed transfer of all of the assets and liabilities of the New Jersey Series of Dreyfus Premier State Municipal Bond Fund (the "Series") in exchange for shares of Dreyfus New Jersey Municipal Bond Fund, Inc. (the "Acquiring Fund"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

          1. The Acquiring Fund's Statement of Additional Information dated May 1, 2000.

          2. The Acquiring Fund's Annual Report for the fiscal year ended December 31, 2000.

          3. The Series' Annual Report for the fiscal year ended April 30, 2000.

          4. The Series' Semi-Annual Report for the six-month period ended October 31, 2000.

          The Acquiring Fund's Statement of Additional Information and the financial statements included in the Acquiring Fund's Annual Report, and the Series' Annual Report and Semi-Annual Report are incorporated herein by reference. The Prospectus/Proxy Statement dated March 12, 2001 may be obtained by writing to the Series or Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.